Earnings per share (Tables)	6 Months Ended
Mar. 31, 2020
Earnings per share
Schedule of earnings per share

	Half Year March 2020		Half Year Sept 2019		Half Year March 2019
$m	Basic	Diluted	Basic	Diluted	Basic	Diluted
Net profit attributable to shareholders	1,190	1,190	3,611	3,611	3,173	3,173
Adjustment for RSP dividends[1]	(2)	(2)	(4)	(4)	(2)	(2)
Adjustment for potential dilution:
Distributions to convertible loan capital holders[2]	-	-	-	136	-	154
Adjusted net profit attributable to shareholders	1,188	1,188	3,607	3,743	3,171	3,325
Weighted average number of ordinary shares (millions)
Weighted average number of ordinary shares on issue	3,579	3,579	3,470	3,470	3,442	3,442
Treasury shares (including RSP share rights)[1]	(5)	(5)	(6)	(6)	(6)	(6)
Adjustment for potential dilution:
Share-based payments	-	1	-	1	-	1
Convertible loan capital[2]	-	-	-	283	-	278
Adjusted weighted average number of ordinary shares	3,574	3,575	3,464	3,748	3,436	3,715
Earnings per ordinary share (cents)	33.2	33.2	104.1	99.9	92.3	89.5
1.

Some RSP share rights have not vested and are not ordinary shares but do receive dividends. These RSP dividends are deducted to show the profit attributable to ordinary shareholders. RSP share rights were antidilutive for all periods presented.

2.

The Group has issued convertible loan capital which may convert into ordinary shares in the future. These convertible loan capital instruments were dilutive for the half year September 2019 and half year March 2019. Diluted EPS for these periods were therefore calculated as if the instruments had been converted at the beginning of the respective period or, if later, the instruments’ issue date. For Half Year March 2020, these instruments were antidilutive.